SCHEDULE TO EXHIBIT 10.21

Indemnification Agreements with Directors and Executive Officers

	Name	Date of Agreement
Directors:
	John R. Alm	February 28, 2006
	David H. Batchelder	January 25, 2002
	Michael R. D’Appolonia	March 25, 2002
	C. Scott Greer	March 25, 2002
	Gail E. Hamilton	August 16, 2005
	Stephen G. Hanks	January 25, 2002
	William H. Mallender	March 25, 2002
	Michael P. Monaco	March 25, 2002
	Cordell Reed	March 25, 2002
	Dennis R. Washington	January 25, 2002
	Dennis K. Williams	March 25, 2002
Officers:
	Stephen M. Johnson	January 25, 2002
	George H. Juetten	January 25, 2002
	Jerry K. Lemon	October 13, 2003
	Larry L. Myers	January 25, 2002
	Richard D. Parry	January 25, 2002
	Cynthia M. Stinger	January 25, 2002
	Craig G. Taylor	January 25, 2002
	Earl L. Ward	August 14, 2002
	Thomas H. Zarges	January 25, 2002